                                                                   Exhibit 10.21

                              SECURITY AGREEMENT
                              ------------------

      THIS IS A SECURITY AGREEMENT (the "Agreement"), made and entered into this 31st day of October, 1995, by and between ROGERS-AMERICAN COMPANY OF FLORIDA, INC., a North Carolina corporation, located at P.O. Box 473510, Charlotte, N.C. 28247-3510 (the "Debtor"), who is hypothecating the Collateral (as defined herein) to DOPSON-HICKS OF TAMPA, INC., DOPSON-HICKS OF JACKSONVILLE, INC., DOPSON-HICKS OF MIAMI, INC. AND L.C. HICKS, JR. of P.O. Box 18004, Tampa, Florida 33679, (collectively the "Secured Party"), for a purchase money loan to Debtor and to secure other obligations of Debtor. ROGERS-AMERICAN COMPANY, INC., a North Carolina Corporation of P.O. Box 473510, Charlotte, N.C. 28247-3510 (hereinafter referred to as "Rogers-American") has entered into this Agreement for purposes of its obligations under Section 1.05 hereinbelow.

      NOW, THEREFORE, in consideration of the covenants and conditions stated in this Agreement and by virtue of the Indebtedness (as defined herein), the parties agree as follows:

      1.  Security Interest.  For value received, Debtor gives Secured Party a
          ------------------
security interest (the "Security Interest") in and to all the following goods, accounts, inventory and general intangibles, and in all parts, accessories, attachments, additions, replacements, and in all proceeds and products thereof, in any form, including insurance policies from the loss thereof (collectively the "Collateral"):

          1.01  Accounts:  All present and after-acquired accounts receivable,
                ---------
defined as any right to payment for goods sold or for services rendered, whether or not it has been earned by performance, including, without limitation all income of every type or character due to Debtor for brokerage services (or goods sold relative thereto) from or with respect to its principals or principal accounts.

          1.02  Furniture, Furnishings, Fixtures, Equipment.  All furniture,
                --------------------------------------------
furnishings, fixtures, and equipment, including but not limited to leasehold improvements, now owned or hereafter acquired, located on the property herein described or on any other property owned or leased currently or in the future for the operation of the Debtor's business.

          1.03  Inventory.  Inventory now owned or hereafter owned or acquired
                ----------
by Debtor, including without limitation goods held for sale or lease or to be furnished under contracts of service, raw materials, work in process and materials to be used or consumed in the Debtor's business.

          1.04  General Intangibles.  All general intangibles owned or hereafter
                --------------------
owned by the Debtor, including without limitation goodwill, leases of real and/or personal property, trademarks, trade styles, trade names, and deposit accounts, principal accounts, principal lists and contracts with principals, including, without limitation, those principals set out on Exhibit "A" attached hereto, to include all such general intangibles now owned or hereafter created or acquired.

          1.05  Stock Pledge.  Rogers-American hereby grants, conveys, assigns
                -------------
and pledges to Secured Party as additional Collateral for the Indebtedness all of the shares of common stock owned by Rogers-American in Debtor pursuant to that certain Stock Pledge Agreement attached hereto as Exhibit "B" and incorporated herein by this reference (the "Stock Pledge Agreement"). Such shares of stock shall, for all purposes herein, be included as part of the Collateral.

      2.  Indebtedness Secured.  This Agreement and the Security Interest
          ---------------------
created by it secure payment of all indebtedness of every kind owing by the Debtor to the Secured Party or to any party included within the definition of "Secured Party", whether now existing or hereafter incurred, direct or indirect, and whether the indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred (the "Indebtedness"). The Indebtedness includes any sums advanced and any expenses incurred by the Secured Party pursuant to this Agreement, and includes but is not limited to the indebtedness evidenced by (a) the certain Promissory Note of even date herewith in the original principal amount of FOUR MILLION DOLLARS ($4,000,000.00), a copy of which is attached as Exhibit "C" (the "Goodwill Note"); (b) the certain Promissory Note to be given by Debtor to the Secured Party under Section 1.1(b) of the "Asset Purchase Agreement" (as defined hereinbelow), a copy of the agreed upon form of which is attached hereto as Exhibit "D" (the "Loan Amount Note"); (c) that certain Employment/Non-Competition/Non-Disclosure Agreement of even date herewith, a copy of which is attached hereto as Exhibit "E" (the "Hicks Agreement"); (d) that certain Unconditional and Continuing Guaranty of even date herewith executed by Rogers-American (the "Guaranty"); and (e) that certain Asset Purchase Agreement dated October 17, 1995 between the parties hereto (the
"Asset Agreement").


      3.  Representations and Warranties of Debtor.  The Debtor represents and
          -----------------------------------------
warrants as of the date hereof, that (which representations and warranties shall survive the execution hereof):

          3.01 The Debtor is the owner of the Collateral free of all security interests or other encumbrances other than the Security Interest.

          3.02 The Debtor is authorized to enter into this Security Agreement and into the transactions evidenced by the Collateral.

          3.03 The Collateral is used or bought for use primarily in business or professional operations.

          3.04 If any item of the Collateral is or will become a fixture, it will, subject to the conditions set forth in Paragraph 4.07 hereinbelow, be affixed to real property located at the Debtor's address(es) specified on Exhibit "F" attached hereto. The real property to which the Collateral will be affixed is owned by those persons set forth on Exhibit "F".

          3.05 The Debtor is engaged in business operations which are carried on at the address(es) specified on Exhibit "F".

          3.06 The Collateral is located at the address(es) specified on Exhibit "F".

      4.  Covenants of Debtor.  The Debtor covenants that so long as any
          --------------------
Indebtedness remains unpaid, the Debtor:

          4.01 Will defend the Collateral against the claims and demands of all other parties except purchasers of inventory in the ordinary course of the Debtor's business.

          4.02 Will keep the Collateral free from all security interests or other encumbrances except the Security Interest.

          4.03 Subject to the conditions set forth in Paragraph 4.07 hereinbelow, will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party, except that until the occurrence of an event of default the Debtor may sell inventory in the ordinary course of the Debtor's business.

          4.04 Will not without the written consent of the Secured Party create in favor of anyone other than the Secured Party a security interest in its principal accounts, contracts with principals or its other assets.

          4.05 Will execute and deliver to the Secured Party such financing statements and other documents, pay all costs of title searches and filing financing statements and other documents in all public offices requested by the Secured Party and take such other action as the Secured Party may deem advisable to perfect the Security Interest created by this Agreement.

         4.06 Will pay or cause to be paid all taxes, assessments and other charges of every nature which may be properly levied or assessed against the Collateral.

          4.07 Will keep the Collateral at the address(es) specified above and will not remove said Collateral without, no less than sixty (60) days prior to the intended move or relocation, submitting written notice to the Secured Party of such removal of Collateral, and without, prior to any such relocation, all steps being taken and completed and all documents being executed and filed necessary to continue and protect Secured Party's Security Interest in the Collateral as a prior perfected lien, including filing any amended or substitute UCC financing statements.

          4.08 Will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy of insurance insuring the Collateral.

      5.  Verification of Collateral.
          ---------------------------

          5.01 The Secured Party shall have the right to verify any Collateral in any manner and through any medium which the Secured Party may consider appropriate and the Debtor shall furnish such assistance and information and perform such acts as the Secured Party may require in connection therewith.

          5.02 Secured Party shall have the right at any time to review, inspect and copy all books and records of Debtor and Debtor's business operations, including, without limitation, all checkbooks, bank statements, accounts receivable and payable records, insurance records, etc. Debtor shall provide Secured Party with monthly, quarterly and annual financial statements of Debtor and Rogers-American and a copy of all tax returns filed in connection with Debtor's business operations.

      6.  Default.
          --------

          6.01  Events of Default. Any of the following events or conditions
                ------------------
shall constitute an event of default:

               (a) Subject to any notice requirements and cure opportunities expressly provided therein, non-payment when due whether by acceleration or otherwise of the principal of or other payment due on any Indebtedness, time being of the essence.

               (b) Failure by the Debtor to perform any obligations under this Agreement within ten (10) days after notice from Secured Party to do so, or, subject to any notice requirements and cure opportunities expressly provided therein, failure by the Debtor to perform any obligations under any other agreement between the Debtor and the Secured Party, including, without limitation, the Goodwill Note, Loan Amount Note or Hicks Agreement.

               (c) The commission or alleged commission of any act outside of the normal, ordinary course of business conducted in good faith which would give rise to suspension, termination, default, or revocation of or under any principal contract or principal account or any other contract, agreement or instrument forming a part of the Collateral, unless within twenty (20) days of written notice from Secured Party, Debtor provides Secured Party with substituted collateral of a type, quality and value reasonably acceptable to Secured Party.

               (d) Failure by the Debtor to comply with all terms and conditions of, or the occurrence of any act of default under, the Loan Amount Note, Goodwill Note and/or Hicks Agreement, subject to any notice requirements and cure opportunities expressly provided therein.

               (e) Filing by or against the Debtor of a petition in bankruptcy or for reorganization under the Bankruptcy Code or for an arrangement under the Bankruptcy Code.

               (f) Making a general assignment by the Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Debtor or for any of the Debtor's assets; or the institution by or against the Debtor of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of the Debtor.

               (g) The occurrence of any event described in subparagraphs 6.01
(a), (b), (c), (d), (e) or (f) hereof with respect to any endorser or guarantor or any party liable for payment of any Indebtedness.

               (h) Material falsity in any certificate, statement, representation, warranty, or audit at any time furnished to the Secured Party by or on behalf of the Debtor or any endorser or guarantor or any other party liable for payment of any Indebtedness, pursuant to or in connection with the Security Agreement or otherwise (including warranties in this Agreement), and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate statement, representation, warranty or audit furnished to the Secured Party.

               (i) A default by Debtor or any endorser or guarantor in any agreement assigned to the Secured Party as Collateral for the Indebtedness, unless, within twenty (20) days notice from Secured Party to Debtor, such default shall have been cured and/or otherwise remedied to the reasonable satisfaction of Secured Party.

               (j) The failure on the part of Debtor or Rogers-American to comply with, or any breach or violation of, any of the terms, covenants, representations and/or warranties of either Debtor or Rogers-American under the provisions of the Asset Agreement, including, without limitation, those set forth in Articles IV and VI of said Asset Agreement, but subject to the notice requirements and cure opportunities expressly set forth in Section 9.1 of the Asset Agreement.

               (k) Subject to any notice requirements and cure opportunities expressly provided therein, the failure on the part of Rogers-American to comply with or perform any obligations of, or the occurrence of any act of default under, the Stock Pledge Agreement or the Guaranty.

          6.02 Remedies Upon Default. Subject to any notice requirements and
               ----------------------
cure opportunities expressly stated therein, the Secured Party may accelerate and declare all or part of the Indebtedness to be immediately due upon the happening of any event of default under this Agreement or any document forming a part of the Indebtedness or if the Secured Party in good faith believes that the prospect of payment of all or any part of the Indebtedness or the performance of the Debtor's obligations under this Agreement or any other agreement now or hereafter in effect between the Debtor and the Secured Party is impaired and, within thirty (30) days after notice to Debtor, such potential impairment of future payment and/or performance is not remedied to the reasonable satisfaction of Secured Party. This paragraph is not intended to affect any rights of the Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

          6.03 Rights of Secured Party Upon Default. Upon the happening of any
               -------------------------------------
event of default the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law from time to time in effect. The Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party, including, without limitation, the Goodwill Note, Loan Amount Note, Hicks Agreement, Stock Pledge Agreement, Guaranty and the aforementioned Asset Agreement. If requested by the Secured Party the Debtor will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

          6.04 Notice. The Debtor agrees that any notice by the Secured Party of
               -------
the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least five (5) days before the action, to the Debtor's address as specified in this Agreement or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notice shall be given to the Debtor.

          6.05 Costs. Debtor shall pay all reasonable costs and expenses
               ------
incurred by the Secured Party in enforcing this Agreement, realizing upon any Collateral and collecting any Indebtedness. Costs and expenses will include all reasonable attorney's fees (as defined in the promissory notes attached to this Agreement as Exhibits "C" and "D"). In the event of any litigation commenced under this Agreement, such costs and expenses shall be paid by Debtor only to the extent Secured Party prevails in any such action.

     7.   Miscellaneous.
          --------------
          7.01 Perfection of Security Interest. The Debtor authorizes the
               --------------------------------
Secured Party at the Debtor's expense to file any financing statement or statements relating to the Collateral (without the Debtor's signature thereon) which the Secured Party deems appropriate, and the Debtor appoints the Secured Party as the Debtor's attorney-in-fact to execute any such financing statement or statements in the Debtor's name and to perform all other acts which the Secured Party deems appropriate to perfect and to continue perfection of the Security Agreement. All financing statements to be initially filed under this Agreement in connection with the execution hereof shall be signed by both Secured Party and Debtor.

          7.02 Failure to Perform; Reimbursement. Upon the Debtor's failure to
               ----------------------------------
perform any of its duties hereunder the Secured Party may, but it shall not be obligated to, perform any of such duties and the Debtor shall forthwith upon demand reimburse the Secured Party for any expenses incurred by the Secured Party in doing so.

          7.03 Non-Waiver; Cumulative Rights. No delay or omission by the
               ------------------------------
Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other or future exercise of the right or the exercise of any other right or remedy. The Secured Party may cure any default by the Debtor in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

          7.04 Waiver of Notice of Dishonor and Protest. Except as expressly
               -----------------------------------------
provided to the contrary herein, the Debtor waives notice of dishonor and protest of any instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and waives notice of any other action by the Secured Party.

          7.05 Rights of Acquiring Parties. The rights and benefits of the
               ----------------------------
Secured Party under this Agreement shall, if the Secured Party agrees, inure to any party properly acquiring an interest in the Indebtedness or any part thereof; such rights of Secured Party to assign or otherwise transfer the rights and benefits under this Agreement being limited as set forth in Section 9.1 of the Asset Agreement, and the rights to assign this Agreement by Rogers-American being limited as set forth in Sections 6.7 and 9.11 of the Asset Agreement. Debtor has no right to assign this Agreement without the written consent of the Secured Party.

          7.06 Applicability of Terms. The terms "Secured Party" and "Debtor" as
               -----------------------
used in this Agreement include the heirs, personal representatives, permitted successor(s) and permitted assigns of these parties.

          7.07 Multiple Debtors. If more than one Debtor executes this Security
               -----------------
Agreement, the term "Debtor" includes each of the Debtors as well as all of them, and their obligations under this Agreement shall be joint and several.

          7.08 Amendment; Waiver. This Agreement may not be modified or amended,
               ------------------
nor shall any provision of it be waived except by a written instrument signed by an authorized officer of the Debtor and by an authorized officer of the Secured Party.

          7.09 Choice of Law. This Agreement has been delivered in the State of
               --------------
Florida and shall be construed under the Uniform Commercial Code as enacted in the State of Florida and any other applicable Florida laws in effect from time to time and shall be enforceable, at the option of the Secured Party, only in a court of competent jurisdiction in the County of Hillsborough, State of Florida, notwithstanding the location of the Collateral. Debtor, Secured Party and Rogers-American each hereby expressly waive all rights to a jury trial with respect to any and all actions commenced by any party hereto under or in connection with this Security Agreement.

          7.10 Continuing Agreement. This Agreement is a continuing agreement
               ---------------------
which shall remain in force until all of the Indebtedness contracted for or created and any extension or renewals on that Indebtedness together with all interest thereon shall be paid in full.

          7.11 Exhibits. All exhibits and other documents and instruments
               ---------
attached to, or referred to, in this Agreement are hereby incorporated into this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                             "Debtor"
                                             ROGERS-AMERICAN   COMPANY   OF
                                             FLORIDA, INC., a North Carolina
                                             Corporation
illegible
--------------------------------
illegible                                    By: /s/ Curt L. Rogers
--------------------------------                --------------------------------
Witnessed as to Debtor
                                             Name: CURT L. ROGERS
                                                  ------------------------------

                                             Title: CHAIRMAN
                                                   -----------------------------


                                             "Secured Party"
                                             DOPSON-HICKS OF TAMPA, INC., a
                                             Florida Corporation

illegible
--------------------------------
illegible                                    By: /s/ L.C. Hicks, Jr.
--------------------------------                --------------------------------
Witnessed as to Secured Party                   L.C. HICKS, JR.
                                                President


                                             DOPSON-HICKS OF JACKSONVILLE,
                                             INC., a Florida Corporation

illegible
--------------------------------
illegible                                    By: /s/ L.C. Hicks, Jr.
--------------------------------                --------------------------------
Witnessed as to Secured Party                   L.C. HICKS, JR.
                                                President


                                             DOPSON-HICKS OF MIAMI, INC., a
                                             Florida Corporation

illegible
--------------------------------
illegible                                    By: /s/ L.C. Hicks, Jr.
--------------------------------                --------------------------------
Witnessed as to Secured Party                   L.C. HICKS, JR.
                                                President


illegible
--------------------------------
illegible                                    By: /s/ L.C. Hicks, Jr.
--------------------------------                --------------------------------
Witnessed as to Secured Party                   L.C. HICKS, JR.
                                                Individually

                                             "Rogers-American"
                                             ROGERS-AMERICAN COMPANY, INC.,
                                             a North Carolina Corporation
/s/ Marty D. Carter
------------------------
illegible
------------------------                     By: /s/ Curt L. Rogers
Witnessed as to Rogers-                         ---------------------------
American
                                             Name: CURT L. ROGERS
                                                  -------------------------

                                             Title: CHAIRMAN
                                                   ------------------------

STATE OF NORTH CAROLINA
COUNTY OF UNION

      The foregoing instrument was acknowledged before me this 27th day of October, 1995, by Curt L. Rogers, as Chairman of ROGERS-AMERICAN COMPANY OF FLORIDA, INC., a North Carolina Corporation, on behalf of the Corporation. He/she is personally known to me or who has produced North Carolina Driver's License 1653193 as identification and who did [did not] take an oath.



                                       /s/ Sheryl M. Gaddy
                                       ------------------------------------
                                       NOTARY PUBLIC -
                                       State of North Carolina
                                       My Commission Expires: 5-2-2000



STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 27th day of October, 1995, by L.C. HICKS, JR., as President of DOPSON-HICKS OF TAMPA, INC., a Florida Corporation, on behalf of the Corporation. He is personally known to me or who has produced Florida Driver's License personally known as identification and who did take an oath.



                                       /s/ Linda B. Wade
                                       ------------------------------------
                                       NOTARY PUBLIC - State of Florida
                                       My Commission Expires: 12-29-98

                                        ----------------------------------
                                               OFFICIAL NOTARY SEAL
                                                  LINDA B WADE
                                          NOTARY PUBLIC STATE OF FLORIDA
                                             COMMISSION NO. CC430507
                                         MY COMMISSION EXP. DEC. 29, 1998
                                        ----------------------------------

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 27th day of October, 1995, by L.C. HICKS, JR., as President of DOPSON-HICKS OF JACKSONVILLE, INC., a Florida Corporation, on behalf of the Corporation. He is personally known to me or who has produced Florida Driver's License (personally known) as identification and who did take an oath.


                                  /s/ Linda B. Wade
                                  ----------------------------------
                                  NOTARY PUBLIC - State of Florida
                                  My Commission Expires: 12-29-98
                                       ----------------------------------
                                              OFFICIAL NOTARY SEAL
                                                  LINDA B WADE
STATE OF FLORIDA                          NOTARY PUBLIC STATE OF FLORIDA
COUNTY OF HILLSBOROUGH                       COMMISSION NO. CC430507
                                         MY COMMISSION EXP. DEC 29, 1998
                                       ----------------------------------
      The foregoing instrument was acknowledged before me this 27th day of October, 1995, by L.C. HICKS, JR., as President of DOPSON-HICKS OF MIAMI, INC., a Florida Corporation, on behalf of the Corporation. He is personally known to me or who has produced Florida Driver's License (personally known) as identification and who did take an oath.


                                  /s/ Linda B. Wade
                                  ----------------------------------
                                  NOTARY PUBLIC - State of Florida
                                  My Commission Expires: 12-29-98
                                       ----------------------------------
                                              OFFICIAL NOTARY SEAL
                                                  LINDA B WADE
STATE OF NORTH CAROLINA                  NOTARY PUBLIC STATE OF FLORIDA
COUNTY OF UNION                              COMMISSION NO. CC430507
                                         MY COMMISSION EXP. DEC 29, 1998
                                       ----------------------------------
      The foregoing instrument was acknowledged before me this 27th day of October, 1995, by Curt L. Rogers, as Chairman of ROGERS-AMERICAN COMPANY, INC., a North Carolina Corporation, on behalf of the Corporation. He/she is personally known to me or who has produced North Carolina Driver's License 16-53193 as identification and who did take an oath.


                                  /s/ Sheryl M. Gaddy
                                  ------------------------------
                                  NOTARY PUBLIC - State of
                                  North Carolina
                                  My Commission Expires: 5-2-2000

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 27th day of October, 1995, by L.C. HICKS, JR, individually, who is personally known to me or who has produced Florida Driver's License (personally known) as identification and who did take an oath.


                                  /s/ Linda B. Wade
                                  ---------------------------------
                                  NOTARY PUBLIC - State of Florida
                                  My Commission Expires: 12-29-98

                                 -----------------------------------
                                         OFFICIAL NOTARY SEAL
                                            LINDA B WADE
                                   NOTARY PUBLIC STATE OF FLORIDA
                                      COMMISSION NO. CC430507
                                   MY COMMISSION EXP. DEC 29, 1998
                                 -----------------------------------